STERLING CAPITAL FUNDS

SUPPLEMENT DATED SEPTEMBER 23, 2019

TO THE

CLASS A AND CLASS C SHARES PROSPECTUS AND THE

INSTITUTIONAL, CLASS R AND CLASS R6 SHARES PROSPECTUS,

EACH DATED FEBRUARY 1, 2019

This Supplement provides the following amended and supplemental information and supersedes any information to the contrary in the Class A and Class C Shares Prospectus (the “Retail Prospectus”) and the Institutional, Class R and Class R6 Shares Prospectus (the “Institutional Prospectus”), each dated February 1, 2019, with respect to Sterling Capital Intermediate U.S. Government Fund and Sterling Capital Securitized Opportunities Fund:

Sterling Capital Intermediate U.S. Government Fund

Change in Investment Strategies

Effective immediately, the first paragraph of Sterling Capital Intermediate U.S. Government Fund’s “Principal Strategy” section is replaced with the following:

To pursue its investment objective, the Fund will invest, under normal circumstances, at least 90% of its net assets plus borrowings for investment purposes in bonds issued or guaranteed by the U.S. government or its agencies and instrumentalities (“U.S. government securities”). Bonds for this purpose include Treasury bills (maturities of less than one year), bonds (maturities of ten years or more) and notes (maturities of one to ten years) of the U.S. government. The Fund invests, under normal market conditions, in U.S. government securities, some of which may be subject to repurchase agreements, or in “high grade” (rated at the time of purchase in one of the three highest rating categories by a nationally recognized statistical rating organization or are determined by the portfolio manager to be of comparable quality) mortgage-backed securities, including collateralized mortgage obligations.

Sterling Capital Securitized Opportunities Fund

Change in Investment Strategies

Effective immediately, the first paragraph of Sterling Capital Securitized Opportunities Fund’s “Principal Strategy” section is replaced with the following:

To pursue its investment objective, the Fund will invest, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in a diversified portfolio of securitized obligations of any kind (including asset-backed securities, commercial mortgage-backed securities and collateralized mortgage obligations). The Fund will invest in securities that are investment grade (i.e., rated at the time of purchase in one of the four highest rating categories by a nationally recognized statistical rating organization, or determined by the portfolio manager to be of comparable quality).

Change in Principal Risks

Effective immediately, “High-Yield/High-Risk Debt Securities” risk is removed from Sterling Capital Securitized Opportunities Fund’s “Principal Risks” section.

Change in Investment Practices

Effective immediately, the “Investment Practices” table on page 162 of the Retail Prospectus and page 214 of the Institutional Prospectus will no longer reflect that Sterling Capital Securitized Opportunities Fund may use High-Yield/High-Risk Debt Securities as a part of either its principal or non-principal strategy.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS FOR FUTURE REFERENCE.

STATSUP-0919-1